                                 EXHIBIT 4.1 - SPECIMEN COMMON STOCK CERTIFICATE

                                                                         (FRONT)

                                                           SOUTHEASTERN
   SHARES                                                     BANKING                                           SHARES
                                                            CORPORATION

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

COMMON STOCK                                                                                                CUSIP 84158P 10 8
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $1.25 PER SHARE, OF THE COMMON STOCK OF

SOUTHEASTERN BANK CORPORATION, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer
Agent and Registrar.
     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ WANDA D. PITTS                                                                            /s/ CORNELIUS P. HOLLAND,III
              WANDA D. PITTS                                  [SEAL]                                        CORNELIUS P. HOLLAND,III

                               Secretary                                                                                   President
                                                      SOUTHEASTERN BANKING CORPORATION
                                                      DARIEN, GEORGIA




COUNTERSIGNED AND REGISTERED:
          REGISTRAR AND TRANSFER COMPANY
                    (Cranford, NJ)
                              TRANSFER AGENT AND REGISTRAR

BY

                                     AUTHORIZED SIGNATURE

                      EXHIBIT 4.1, CONTINUED - SPECIMEN COMMON STOCK CERTIFICATE

                                                                                                                              (BACK)


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                                  UNIF GIFT MIN ACT-................Custodian................
TEN ENT   - as tenants by the entireties                                                 (Cust)                  (Minor)
JT TEN    - as joint tenants with right                                             under Uniform Gifts to Minors
            of survivorship and not as                                              Act..................
            tenants in common                                                               (State)

                              Additional abbreviations may also be used though not in the above list.

     For value received,.................hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------...............................................

 .......................................................................................
   Please print or typewrite name and address including postal zip code of assignee

 .......................................................................................

 .......................................................................................

 .................................................................................Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint....................................................

 ......................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated...................

     Notice:____________________________________________________________________________
            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
            UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
            OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:________________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                        INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                        AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                        GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.




S P E C I M E N                                                                                                  S P E C I M E N

[STAMPED NUMBER]                                                                                                 [STAMPED NUMBER]